SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K/A
                                 Amendment No. 3


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): March 19, 2003



                              ELUTION TECHNOLOGIES, INC.
                              --------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                     000-27549                  88-0362112
            ------                     ---------                  ----------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                       2920 E. Camelback Road, Suite 150
                               Phoenix, AZ   85016
               (Address of principal executive offices) (Zip Code)


                                 (602) 957-8574
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

This Amended 8K is filed to clarify the Change of Accountants.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) By letter dated March 19, 2003 Elution Technologies, Inc. (the "Company") engaged Amisan Hanson Chartered Accountants as the Company's new certified accountants. The decision to change accountants was mandatory as Merdinger, Fruchter & Rosen P.C. has discontinued providing S.E.C. audits to all clients as of December 2002. The new auditing firm was recommended by the Company's Board of Directors upon receipt of the resignation notice to Elution Technologies, Inc. by Merdinger, Fruchter & Rosen.

The report of the Company's former independent certified accountants, Merdinger, Fruchter & Rosen P.C. covering the two fiscal years ended December 31, 2000 and 2001 did not include an adverse opinion or disclaimer of opinion, and was not qualified as to the audit scope or accounting principles.

In connection with the audits of the two most recent fiscal years and during the subsequent interim period through March 19, 2003, the resignation of Merdinger, Fruchter & Rosen P.C., there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure between such former independent certified accountants and management of the Company. Merdinger, Fruchter & Rosen P.C. had been the Company's independent certified accountants since approximately the year 2000. Also there were no other reportable events through March 19, 2003 as defined in Item 304
(a) (1) (iv) B of Regulation S-B.

The Company has recently submitted an additional request verbally and in writing to Merdinger, Fruchter & Rosen P.C. to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements, such letter will be included as Exhibit 16.

None of the reportable events described under 304(a)(1)(v) of Regulation S-B occurred within the two most recent fiscal years ended December 31, 2001 and December 31, 2000 and the subsequent interim period through March 28, 2003.

(b) As of March 19, 2003, the Company engaged Amisano Hanson Chartered Accountants as the Company's independent auditors to replace Merdinger, Fruchter & Rosen P.C. During the two most recent fiscal years of the Company ended December 31, 2002, and the subsequent interim period through March 19, 2003, the Company did not consult with Amisano Hanson Chartered Accountants regarding any matters.

Item 7.  Financial Statements and Exhibits

  (c)   Exhibits:

  Exhibits    Description
  --------    -----------

  16.1      Letter from Merdinger, Fruchter & Rosen P.C.*

  * To be filed by amendment.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2003

                                    ELUTION TECHNOLOGIES, INC.


                                    By:  /s/ Thomas Kreitzer
                                         -------------------
                                  Name:  Thomas Kreitzer
                                  Title: Interim Chief Executive Officer